UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934




Date of earliest event reported                 March 1, 1998
                               -------------------------------------------------

                             UCI Medical Affiliates,
--------------------------------------------------------------------------------
         (Exact name of registrant as specified in its charter)

Delaware                            0-13265               59-2225346
--------------------------------------------------------------------------------------
(State or other jurisdiction (Commission File Number) (IRS Employer Identification No.)
 of incorporation)

1901 Main Street, Suite 1200, Mail Code 1105, Columbia, South Carolina            29201
---------------------------------------------------------------------------------------
                   (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code:(803) 252-3661
                                                   ------------------------------------

                              No Change
---------------------------------------------------------------------------------------
     (Former name or former address, if changed since last report.)


This document contains a total of 19 pages.

This Form 8-K/A amends the Form 8-K filed with the Securities and Exchange Commission on March 11, 1998 by UCI Medical Affiliates, Inc., a Delaware corporation (the "Company") and that certain Form 8-K/A filed with the Securities and Exchange Commission on May 11, 1998, and is filed to include the revised financial statements and revised pro forma financial information required by Item 7 of Form 8-K.

Item 7.  Financial Statements and Exhibits

         a) Financial Statements of Business Acquired

            The revised financial statements for Allan M. Weldon, M.D., the business acquired by the wholly-owned subsidiary of the Company, are included in this report beginning on page number three (3).

         b) Pro Forma Financial Information

            The revised pro forma financial information for Allan M.
            Weldon, M.D., the business acquired by the wholly-owned subsidiary of the Company, is included in this report following the financial information herein in response to Item 7(a) above.

         c)    Exhibits



            Exhibit 2.1 - Asset Purchase Agreement executed on February 18, 1998, to be effective March 1, 1998, by, between and among UCI Medical Affiliates, Inc., a Delaware corporation; UCI Medical Affiliates of South Carolina, Inc., a South Carolina corporation and wholly owned subsidiary of UCI; Doctor's Care, P.A., a South Carolina professional corporation; Allan M. Weldon, M.D., a South Carolina resident. (Previously filed with the initial filing of this Report on Form 8-K filed on March 11, 1998.)

                 Report on Audits of the Financial Statements of

                             Allan M. Weldon, M. D.

                        as of December 31, 1997 and 1996

                                    Contents





                                                                         Page

Allan M. Weldon, M. D. Financial Statements
   as of December 31, 1997 and 1996........................................  5-9
   Notes to Financial Statements...........................................   10

UCI Medical Affiliates, Inc. Pro Forma Combining Financial Statements:
   Pro Forma Combining  Statement of Operations and Accumulated
      Deficit for year ended September  30, 1997 ..........................   13
   Note to Pro Forma Combining Statement of Operations and
      Accumulated Deficit..................................................   14

UCI Medical Affiliates, Inc. Pro Forma Combining Financial Statements:
   Pro Forma Combining Balance Sheet at December 31, 1997..................   15
   Notes to Pro Forma Combining Balance Sheet..............................   16
   Pro Forma Combining Statement of Operations and Accumulated
      Deficit for the three months ended December 31, 1997.................   17
   Note to Pro Forma Combining Statement of Operations and
      Accumulated Deficit..................................................   18

                        Report of Independent Accountants


Board of Directors
UCI Medical Affiliates, Inc.

We have audited the accompanying balance sheets of Allan M. Weldon, M. D. (the "Practice") as of December 31, 1997 and 1996 and the related statements of operations, statements of changes in owner's equity and cash flows for the years then ended. These financial statements are the responsibility of the Practice's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Allan M. Weldon, M. D. as of December 31, 1997 and 1996, and the results of its operations, changes in owner's equity and its cash flows for the years then ended in conformity with generally accepted accounting principles.

The financial statements have been prepared solely from the accounts of Allan M. Weldon, M. D. and do not include the personal accounts of the owner or those of any other operations in which he may be engaged.



/S/ Scott, Holloway & McElveen, LLP
-----------------------------------
Scott, Holloway & McElveen LLP

Columbia, South Carolina
April 29, 1998


 ORIGINAL SIGNED OPINION ON SCOTT, HOLLOWAY & MCELVEEN, LLP, LETTERHEAD IS ON
   FILE IN THE CORPORATE OFFICE OF UCI MEDICAL AFFILIATES, INC.

                             Allan M. Weldon, M. D.

                                 Balance Sheets

                                  December 31,



                                                           1997          1996
                                                 --------------   -----------
Assets

Current assets:
  Cash and cash equivalents                      $        3,885  $          0
  Accounts receivable, net                               15,569        23,364
                                                 ---------------   -------------
           Total current assets                          19,454        23,364
                                                 --------------   -----------

Property and equipment, net                              82,292        91,128
                                                 --------------   -----------

           Total assets                          $      101,746      $114,492
                                                 ==============   ===========

Liabilities and Owner's Equity

Current liabilities:
  Book overdraft                                 $            0         3,483
  Line of credit                                         15,011         5,500
  Accounts payable and accrued expenses                   2,860         2,210
  Current maturities of capital leases                    2,694         4,889
  Current maturities of long-term debt                    7,998         7,998
                                                  -------------   -------------
           Total current liabilities                     28,563        24,080

Capital leases, net of current portion                        0         2,694
Long-term debt, net of current portion                   25,909        33,011
                                                  -------------   --------------
    Total liabilities                                    54,472        59,785
                                                 --------------   -----------

Owner's equity
  Capital                                                47,274        54,707
                                                 --------------   --------------
           Owner's equity                                47,274        54,707
                                                 --------------   --------------

           Total liabilities and owner's equity    $    101,746   $   114,492
                                                 ==============   ==============


The accompanying notes are an integral part of these financial statements.

                             Allan M. Weldon, M. D.

                            Statements of Operations

                        for the years ended December 31,



                                      1997              1996
                                   -----------      ------------

Net medical revenue                   $268,136          $310,420
Operating costs                        138,562           104,479
                                   -----------      ------------
Operating margin                       129,574           205,941

Depreciation and amortization            8,836             8,551
General and administrative expenses     21,602            34,728
                                   -----------      ------------
Income from operations                  99,136           162,662

Interest expense                         6,183             4,971
                                   -----------      ------------

      Net income                       $92,953          $157,691
                                   ===========      ============


The accompanying notes are an integral part of these financial statements.

                             Allan M. Weldon, M. D.

                     Statements of Changes in Owner's Equity

                 for the years ended December 31, 1997 and 1996



Balance, January 1, 1996                                           $37,115
Net income                                                         157,691
Owner's draws                                                     (140,099)
                                                             -------------

Balance, December 31, 1996                                          54,707
Net income                                                          92,953
Owner's draws                                                     (100,386)
                                                             -------------

Balance, December 31, 1997                                         $47,274
                                                             =============


The accompanying notes are an integral part of these financial statements.

                             Allan M. Weldon, M. D.

                            Statements of Cash Flows

                        for the years ended December 31,



                                                  1997            1996
                                              ------------    -------------
Operating activities:
Net income                                    $     92,953    $     157,691
Adjustments to reconcile net income to
    cash provided by operating activities:
    Depreciation and amortization                    8,836            8,551
    Changes in operating assets and liabilities:
      Accounts receivable                            7,795          (20,231)
      Accounts payable and accrued expenses            650           (1,426)
    Book overdraft                                  (3,483)           3,483
                                              ------------    -------------
   Cash provided by operating activities           106,751          148,068
                                              ------------    -------------

Investing activities:
Purchases of furniture and equipment                     0           (5,782)
                                              ------------    -------------
     Cash used by investing activities                   0           (5,782)
                                              ------------    -------------

Financing activities:
  Proceeds from line of credit, net                  9,511            5,500
  Repayments on capital leases                      (4,889)          (4,292)
  Repayments on long-term debt                      (7,102)          (7,545)
  Payment of owner's draws                        (100,386)        (140,099)
                                               -----------      ------------
            Cash used by financing activities     (102,866)        (146,436)
                                              ------------    -------------

Increase (decrease) in cash and cash equivalents     3,885           (4,150)

Cash and cash equivalents, beginning of year             0            4,150
                                              ------------     ------------

Cash and cash equivalents, end of year        $      3,885   $            0
                                              ============    =============

Supplemental cash flow information:
           Cash paid for interest             $      6,183    $       4,971
                                              ============    =============


The accompanying notes are an integral part of these financial statements.

                              Allan M. Weldon, M.D.
                          Notes to Financial Statements


Note 1.  Significant Accounting Policies

Organization - Allan M. Weldon, M. D. is the sole owner of Allan M. Weldon, M.
D. (the "Practice") located in Columbia, South Carolina. The Practice operates a family practice medical office that provides treatments on an outpatient basis for medical conditions not involving an immediate threat to life.

The financial statements have been prepared solely from the accounts of the Practice and do not include the personal accounts of the owner or those of any other activities in which he may be engaged. Management makes estimates that are a necessary part of the preparation of financial statements. These estimates include the useful lives of equipment, some of which is subject to technological obsolescence, and the net realizable value of patient accounts receivable. At December 31, 1997, management is not aware of any conditions that could significantly affect the estimates employed in the preparation of the financial statements.

Accounts Receivable - Accounts receivable represent amounts due from patients, employers and various third-party payors. Provisions for uncollectible amounts are made based on management's estimates of future collectability and historical payment percentages.

Property and Equipment - Property and equipment is reported at cost. Depreciation for financial reporting purposes is computed principally by using straight-line methods over the estimated useful lives of the assets, which range from five to seven years. Maintenance, repairs and the cost of minor equipment are charged to expense. Major renewals or betterments, which prolong the life of the assets, are capitalized. Upon disposal of depreciable property, the asset accounts are reduced by the related cost and accumulated depreciation. The resulting gains and losses are reflected in the statements of operations.

Income Taxes - The Practice operates as a sole proprietorship. Under this election, the revenues and expenses of the Practice are reported on the owner's personal income tax returns. Accordingly, provision for income tax expense has not been made in these financial statements.

Cash Equivalents - The Practice considers all short-term debt investments with a maturity of three months or less at the date of acquisition to be cash equivalents.

Fair Value of Financial Investments - The fair value of accounts receivable and accrued expenses payable are estimated by management to approximate their respective carrying values. The fair value of the line of credit and debt are estimated by management to approximate their respective carrying values due to their market interest rates.

Note 2.  Property and Equipment

At December 31, property and equipment consisted of the following:


                                                 1997            1996
                                             -------------   -------------

Land                                         $   10,000      $   10,000
Building                                         88,467          88,467
Furniture and fixtures                           57,839          57,839
Vehicles                                         18,850          18,850
Building Improvements                             4,558           4,558
                                             -----------     -------------
                                                179,714         179,714
Accumulated depreciation                        (97,422)        (88,586)
                                             -------------   -------------
      Property and equipment, net            $   82,292      $   91,128
                                             =============   =============

Note 3.  Financing Arrangements

A summary of the Practice's financing arrangements at December 31, follows:



                                                                                          1997            1996
                                                                                     -------------   -------------



Note payable to a bank in monthly installments of $889, including principal and interest at prime plus 1 percent, maturing October
   2001, collateralized by real estate.                                              $   33,907      $   41,009
Capital lease payable to a leasing company in monthly installments of $466, including principal and interest at 13 percent, maturing
   June 1998, collateralized by equipment.                                                2,694           7,583
Line of credit payable to a bank bearing interest at prime plus 1
   percent, expiring August 1998, unsecured.                                             15,011           5,500
                                                                                     -------------   -------------

   Total financial obligations                                                           51,612          54,092

   Less current portion of notes and capital lease payable                              (10,692)        (12,887)
   Line of credit                                                                       (15,011)         (5,500)
                                                                                     -------------   -------------

                                                                                     $   25,909       $  35,705
                                                                                     =============   =============



The aggregate maturities of debt as of December 31, 1997 are as follows:


     1998                                     $     25,703
     1999                                            8,732
     2000                                            9,533
     2001                                            7,644
                                              -------------
                                              $     51,612
                                              =============

At December 31, 1997 and 1996, the Practice has an unused line of credit totaling approximately $15,000 and $14,500, respectively.


Note 4.  Related Party Transactions

The owner participates in the medical activities of the Practice. All payments for services and benefits to the owner are recorded as draws. For the years ended December 31, 1997 and 1996, draws paid to, or on behalf of, the owner totaled approximately $100,000 and $140,000, respectively.

Note 5.  Concentration of Credit Risk

In the normal course of providing health care services, the Practice extends credit to patients in the Columbia, South Carolina area without requiring collateral. Each individual's ability to pay balances due the Practice is assessed and reserves are established to provide for management's estimate of uncollectible balances. Future revenues of the Practice are largely dependent on third-party payors and include Medicare and private insurance companies. The amount of loss the Practice would incur in the event of non-payment by the counter party is the amount of the patient billing.

Note 6.  Contingencies

At December 31, 1997, management is not aware of any pending or threatened litigation, or unasserted claims against the Practice that could result in losses, if any, that would be material to the financial statements.

Note 7.  Subsequent Event

On March 1, 1998, UCI Medical Affiliates of South Carolina, Inc. ("UCI") acquired the accounts receivable, certain office and medical equipment and substantially all the Practice's intangible assets (including patient lists and goodwill) for $235,000 consisting of $75,000 in restricted common stock of UCI, payment of $50,000 in cash, and the execution of an interest-bearing promissory note for $110,000, maturing approximately thirty-six months after closing. As a condition of the transaction, the owner entered into a five-year physician services agreement to provide, on average, forty hours per week of physician services.

                          UCI Medical Affiliates, Inc.
       Pro Forma Combining Statement of Operations and Accumulated Deficit
                      for the year ended September 30, 1997
                                   (Unaudited)

The following pro forma combining statement of operations and accumulated deficit is based on the individual statements of operations and accumulated deficit of UCI Medical Affiliates, Inc. as of September 30, 1997 per the Company's Annual Report and Allan M. Weldon, M. D. as of December 31, 1997 appearing in item 7(a) of this filing. The information has been prepared to reflect the acquisition by UCI Medical Affiliates, Inc. of Allan M. Weldon, M.
D. after giving effect to the pro forma adjustments described in Note 1. This statement should be read in conjunction with each entity's financial statements and footnotes.



                                                                 Historical
                                                         --------------------------

                                                                           Allan M.
                                                          UCI Medical       Weldon,      Pro Forma        Pro Forma
                                                         Affiliates, Inc.    M. D.      Adjustments        Combined

                                                         -------------    -----------   -----------      ------------



   Revenues                                              $27,924,772       $268,136            $_       $28,192,908
   Operating costs                                        26,466,294        138,562       100,386 (c.)   26,705,242
                                                         -----------    -----------   -----------      ------------
     Operating margin                                      1,458,478        129,574      (100,386)        1,487,666

   General and administrative expenses
                                                             153,445         21,602             _           175,047
   Depreciation and amortization                           1,250,349          8,836        14,060 (a.)    1,273,245

                                                       -------------    -----------   -----------      ------------
     Income from operations                                   54,684         99,136      (114,446)           39,374

   Interest expense, net                                    (812,749)        (6,183)       (5,662) (b.)    (824,594)
   Gain on equipment                                           8,809              _             _             8,809
                                                       -------------    -----------   -----------      ------------

   Income (loss) before income tax
                                                            (749,256)        92,953      (120,108)         (776,411)
   Benefit for income taxes                                  665,530              _             _           665,530
                                                       -------------    -----------   -----------      ------------

   Net (loss) income                                         (83,726)        92,953      (120,108)         (110,881)

   Accumulated (deficit) earnings - beginning of
   year
                                                          (6,150,560)        54,707       (47,274)       (6,143,127)
   Owner's draws                                                   _       (100,386)      100,386 (c.)            _
                                                          -----------    -----------   -----------      ------------

   Accumulated deficit (earnings) - end of year
                                                         $(6,234,286)       $47,274      $(66,996)      $(6,254,008)
                                                        ============    ===========   ===========      ============

   Net loss per common and
   common share equivalent:                             $      (0.02)           (d.)            -       $

                                                        ============    ===========   ===========      ============


   Weighted average common
   shares outstanding                                      5,005,081            (d.)            _         5,037,514
                                                       =============    ===========   ===========      ============


                          UCI Medical Affiliates, Inc.
       Note to Pro Forma Combining Statement of Operations and Accumulated
                  Deficit for the year ended September 30, 1997
                                   (Unaudited)

1. The above statement gives effect to the following pro forma adjustments necessary to reflect the acquisition outlined in Note 1 to the pro forma balance sheet:

     (a.) Addition for amortization of goodwill on a straight line basis over 15 years.

     (b.) Interest expense for one year on 6% note issued.

     (c.) Employment contract provides for annual compensation of approximately
          $100,000 which resulted in reclassification of owner draws.

     (d.) Not applicable; Allan M. Weldon, M. D. was not required to, and did not, compute earnings per share.

                      UCI Medical Affiliates, Inc.
                   Pro Forma Combining Balance Sheet
                           December 31, 1997
                              (Unaudited)

The following pro forma combining balance sheet is based on the individual balance sheets of UCI Medical Affiliates, Inc. as of December 31, 1997 per the Company's Form 10QSB and Allan M. Weldon, M. D. as of December 31, 1997. The information has been prepared to reflect the acquisition by UCI Medical Affiliates, Inc. of Allan M. Weldon, M. D. after giving effect to the pro forma adjustments described in Note 1. This statement should be read in conjunction with each entity's financial statements and footnotes.



                                                 Historical
                                           -----------------------

                                                             Allan M.
                                           UCI Medical       Weldon,          Pro Forma      Pro Forma
                                           Affiliates, Inc   M. D.          Adjustments      Combined
                                           -----------     ----------       -----------    ------------



         Assets
    Cash and cash equivalents              $       -         $3,885          $(3,885) (a.)  $       -

    Accounts receivable - net              6,862,480         15,569          -------        6,878,049
    Inventory                                538,396         ------          -------          538,396
    Deferred taxes                           334,945         ------          -------          334,945
    Prepaids and other assets                629,653         ------          -------          629,653
                                           -----------     ---------        ----------     -----------
           Total current assets            8,365,474         19,454           (3,885)        8,381,043
    Property and equipment                 4,474,621         82,292          (73,770) (a.)   4,483,143
    Deferred taxes                         1,417,237         ------          -------         1,417,237
    Goodwill                               8,437,440         ------          210,909  (a.)   8,648,349

    Other assets                             266,380         ------          -------          266,380
                                         -----------     ----------        ----------     ------------
           Total assets                  $22,961,152       $101,746        $ 133,254      $ 23,196,152
                                         ===========     ==========        ==========     ============

         Liabilities and Capital
    Current portion of long-term
    debt                                    $916,411        $25,703        $ (25,703) (a.)
                                                                               8,400  (a.) $   924,811
    Current debt to employees                201,518         ------          --------          201,518
    Accounts payable                       2,956,625          2,860           (2,860)(a.)    2,956,625
    Accrued salaries and taxes               676,107         ------          --------          676,107
    Other accrued liabilities                371,630
                                                                              50,000 (a.)      423,240
                                         -----------     ----------        ----------       -----------
          Total current liabilities        5,122,291         28,563           29,837         5,180,691
    Long-term debt, net of current         7,833,551         25,909          (25,909) (a.)
                                                                             101,600  (a.)   7,935,151
    Non-current debt to employees            564,782        -------         --------           564,782
                                         -----------     ----------        ----------       ----------
         Total liabilities                13,520,624         54,472          105,528        13,680,624
                                         -----------     ----------        ----------       -----------
    Common stock                             302,608                           1,622 (a.)      304,230
    Owner's capital                                          47,274          (47,274)(a.)
    Paid-in capital                       16,249,546      --------            73,378 (a.)   16,322,924
    Accumulated (deficit)                 (7,111,626)     --------            ------        (7,111,626)
                                         -----------     ----------        ----------       ----------
         Total capital                     9,440,528         47,274           27,726         9,515,528
                                         -----------     ----------        ----------      -----------
         Total liabilities and capital   $22,961,152       $101,746        $ 133,254      $ 23,196,152
                                         ===========     ==========        ==========      ===========

                          UCI Medical Affiliates, Inc.
                   Notes to Pro Forma Combining Balance Sheet
                                December 31, 1997
                                   (Unaudited)

1. The pro forma combining balance sheet has been prepared to reflect the acquisition of Allan M. Weldon, M. D. by UCI Medical Affiliates, Inc. for an aggregate price of $235,000. The purchase was effective on March 1, 1998. The combining balance sheet reflects the balances of UCI at December 31, 1997, and Allan M. Weldon, M. D. at December 31, 1997. Pro forma adjustments are made to reflect:

     (a)  The assets acquired consThe purchase price consisted of:


     $15,569 Accounts receivable        $1,622 Common stock
       8,522 Furniture, equipment       73,378 Additional paid-in-capital
     210,909 Goodwill                  110,000 Note payable
                                        50,000 Cash paid at closing
------------                      ------------
    $235,000                          $235,000
============                      ============

        Issuance of 32,433 shares of restricted common stock par value of $0.05 at estimated per share value of $2.31.

        $8,400 of the note payable is recorded as currently due, $101,600 is recorded as non-current.

        Certain cash deposits ($3,885), and the building and premises ($73,770) were not acquired. Accounts payable ($2,860), long-term debt ($51,612) and prior owner's equity ($47,274) were not assumed.

                          UCI Medical Affiliates, Inc.
       Pro Forma Combining Statement of Operations and Accumulated Deficit
                  for the three months ended December 31, 1997
                                   (Unaudited)

The following pro forma combining statement of operations and accumulated deficit is based on the individual statements of operations and accumulated deficit of UCI Medical Affiliates, Inc. as of December 31, 1997 per the Company's Form 10QSB and Allan M. Weldon, M. D. as of December 31, 1997. The information has been prepared to reflect the acquisition by UCI Medical Affiliates, Inc. of Allan M. Weldon, M. D. after giving effect to the pro forma adjustments described in Note 1. This statement should be read in conjunction with each entity's financial statements and footnotes.




                                                 Historical
                                         --------------------------

                                         UCI Medical Affiliates    Allan M. Weldon,    Pro Forma        Pro Forma
                                             Inc.                        M.D.          Adjustments       Combined
                                         ------------               ------------       ------------    ------------



Revenues                                 $8,077,876                   $67,034              $_           $8,144,910
Operating costs                           8,243,266                    34,641          25,000  (c.)      8,302,907
                                         ----------                  ---------        --------        ------------
Operating margin (deficit)                 (165,390)                   32,393         (25,000)            (157,997)

General and administrative
    expenses                                 25,434                     5,401                               30,835
Depreciation and amortization               406,168                     2,209           3,515  (a.)        411,892
                                       ------------               ------------        --------       -------------
Income (loss) from operations              (596,992)                   24,783         (28,515)            (600,724)

Interest expense, net                      (279,351)                   (1,546)         (1,610) (b.)       (282,507)
Loss on equipment                              (439)                                                          (439)
                                       ------------               ------------        --------        -------------
Income (loss) before income tax
                                           (876,782)                   23,237         (30,125)            (883,670)
Benefit for income taxes                       (558)                                                          (558)
                                        ------------              ------------        --------        -------------

Net income (loss)                          (877,340)                   23,237         (30,125)            (884,228)

Accumulated (deficit) earnings
        -beginning of period             (6,234,286)                   40,356         (47,274)          (6,241,204)
Owner's draws                                                         (16,319)         16,319  (c.)               -
                                        ------------               ------------       --------         ------------

Accumulated (deficit) earnings - end
of period                               $(7,111,626)                  $47,274        $(61,080)         $(7,125,432)

                                        ============               ============      =========         ============

Basic earnings (loss) per share:             $(0.15)                     (d.)                          $     (0.15)
                                        ============               ============      =========        =============

Basic weighted average common
shares outstanding                        6,041,980                      (d.)                            6,074,413
                                        ============               ============      =========        =============

Diluted loss per share                       $(0.14)                     (d.)                          $     (0.15)
                                        ============               ============      =========       =============
Diluted weighted average common
shares outstanding                        6,061,945                      (d.)                            6,094,378
                                        ============               ============      =========        =============

                          UCI Medical Affiliates, Inc.
      Note to Pro Forma Combining Statement of Operations and Accumulated
              Deficit for the three months ended December 31, 1997
                                  (Unaudited)

1. The above statement gives effect to the following pro forma adjustments necessary to reflect the acquisition outlined in Note 1 to the pro forma balance sheet:

     (a) Addition for three months amortization of goodwill on a straight line basis over 15 years.

     (b)  Interest expense for three months on 6% note issued.

     (c) Employment compensation provides for annual compensation of approximately $100,000, or $25,000 for three months, which resulted in reclassification of owner draws.

     (d) Not applicable; Allan M. Weldon, M. D. was not required to, and did not, compute earnings per share.

                                   SIGNATURES



Pursuant to the requirements of The Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.



      UCI Medical Affiliates, Inc.
            (Registrant)



/s/ Marion F. McFarland, III, M.D.        /s/ Jerry F. Wells, Jr., CPA
----------------------------------        ----------------------------
Marion F. McFarland, III, M.D.            Jerry F. Wells, Jr., CPA
President, Chief Executive Officer and    Executive Vice President of Finance,
Chairman of the Board                     Chief Financial Officer and
                                          Principal Accounting Officer



Date:  August 19, 1998